Exhibit 99.1

Theseus Pharmaceuticals Announces Process to Explore Strategic Alternatives
Cambridge, Mass., November 13, 2023 /PRNewswire/ -- Theseus Pharmaceuticals, Inc. (NASDAQ: THRX) (Theseus or the Company), a clinical-stage biopharmaceutical company focused on improving the lives of cancer patients through the discovery, development, and commercialization of transformative targeted therapies, today announced that it is conducting a process exploring strategic alternatives to maximize shareholder value.
In conjunction with the strategic process, Theseus implemented a workforce reduction of approximately 72%. This includes Theseus’ President of Research and Development, William C. Shakespeare, Ph.D., who will continue to support the Company in a consulting capacity until June 30, 2024.
As part of this process, the Company plans to consider a wide range of options with a focus on maximizing shareholder value, including potential sale of assets of the Company, a sale of the Company, a merger or other strategic action.
As of September 30, 2023, Theseus had cash, cash equivalents, and marketable securities of $225.4 million.
About Theseus Pharmaceuticals, Inc.
Theseus is a clinical-stage biopharmaceutical company focused on improving the lives of cancer patients through the discovery, development, and commercialization of transformative targeted therapies. Theseus is working to outsmart cancer resistance by developing pan-variant tyrosine kinase inhibitors (TKIs) to target all classes of cancer-causing and resistance mutations that lead to clinically relevant variants in a particular protein in a given type of cancer. Theseus is developing THE-349, a fourth-generation, selective epidermal growth factor receptor (EGFR) inhibitor for C797X-mediated resistance to first- or later-line osimertinib treatment in patients with non-small cell lung cancer (NSCLC), a pan-variant BCR-ABL inhibitor for the treatment of relapsed/refractory chronic myeloid leukemia (CML) and newly diagnosed Philadelphia chromosome-positive (Ph+) acute lymphoblastic leukemia (ALL), and a next-generation, highly selective, pan-variant KIT inhibitor for the treatment of early-line GIST. For more information, visit www.theseusrx.com.
Cautionary Statement Regarding Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company’s plans to review strategic alternatives for the Company. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, its clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in the Company's forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”), as supplemented by its most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.
Investor Contact
Josh Rappaport
Stern Investor Relations
212-362-1200
josh.rappaport@sternir.com